                                                                EXHIBIT 10.55



                          SIXTH AMENDMENT TO CREDIT
                            AND SECURITY AGREEMENT


        This Sixth Amendment to Credit and Security Agreement, made and entered into as of the 28th day of June, 1996, by and between NationsBank of Tennessee, N.A., a national banking association (the "Bank"), Advocate Inc., a Delaware corporation ("Borrower"), and the Subsidiaries, as defined in the Credit and Security Agreement by and between the Bank, the Borrower and the Subsidiaries, dated as of October 12, 1994, as amended from time to time (the "Loan Agreement"). Capitalized terms not otherwise described herein shall have the meanings ascribed to such terms in the Loan Agreement.


                             W I T N E S S E T H:


        WHEREAS, pursuant to the term of the Loan Agreement, the Bank committed to loan to the Borrower and the Subsidiaries amounts not to exceed $17,500,000, including the $7,500,000 Line, which matures on July 1, 1996, and the $10,000,000 Line which converts to a term facility on July 1, 1996; and,

        WHEREAS, by Fifth Amendment to Credit and Security Agreement dated as of May 1, 1996 (the "Fifth Amendment"), Bank agreed to permit Borrower to continue to request and receive funds under the Credit Facility in excess of the amount available under the Credit Facility, calculated in accordance with the Borrowing Base, pending the closing of the refinancing of the TDLP First Mortgage Indebtedness; and,

        WHEREAS, Bank agreed to permit such overadvances under the Credit Facility through July 1, 1996, subject to the terms and conditions contained in the Fifth Amendment; and,

        WHEREAS, Borrower has represented to Bank that Borrower intends to close on or before September 1, 1996, (i) the refinancing of the TDLP First Mortgage Indebtedness with Bank, and (ii) a credit facility with First American National Bank and GMAC - Health Care which will pay off the Credit Facility (the "First American Financing"); and

        WHEREAS, the Borrower has requested (i) that the maturity date of the $7,500,000 Line be extended from July 1, 1996, to September 1, 1996, (ii) that the date on which the right of Borrower to request funds under the $10,000,000 Line be extended from July 1, 1996 to September 1, 1996 and (iii) that the Termination Date, as defined in Section 2 of the Third Amendment to Credit and Security Agreement dated of December 1, 1995 (the "Third Amendment") be extended through September 1, 1996; and,

        WHEREAS, based on the representations of Borrower regarding the refinancing of the TDLP First Mortgage Indebtedness and the First American Financing, Bank has agreed to extend the Credit Facility through September 1, 1996; and

        WHEREAS, the parties desire to execute this Sixth Amendment to extend the maturity date of the $7,500,000 Line and the Termination Date through September 1, 1996, and to set forth certain other agreements between the parties, as more particularly described herein.



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        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Bank, the Borrower and the Subsidiaries hereby agree as follows:

        1. Extension of Maturity Date - $7,500,000 Line. The maturity date of the $7,500,000 Line is hereby extended from July 1, 1996, to September 1, 1996. Borrower agrees to execute a renewal note and such other documents as Bank may reasonably request to evidence such extension of the maturity date.

        2. Extension of Revolving Period - $10,000,000 Line. The date through which the Borrower may request funds under the $10,000,000 Line, as set forth in Section 2.1(b) of the Loan Agreement, is hereby extended from July 1, 1996, to September 1, 1996. In addition, the date on which the monthly amortization payments due under the $10,000,000 Line commence is hereby extended from August 1, 1996, to October 1, 1996.

        3. Extension of Termination Date. Section 2 of the Third Amendment (as amended) is hereby modified to delete the reference to July 1, 1996, and substitute in its place, September 1, 1996, it being the intent of the parties that the Termination Date shall be the earlier of (i) the date on which the refinancing of the TDLP First Mortgage Indebtedness is completed, or
(ii) September 1, 1996. Overadvances, if any, shall continue to be available under the $10,000,000 Line, subject to the provisions of Section 2 of the Third Amendment.

        4. Acquisitions. Bank acknowledges that Borrower has acquired interests in (i) the nursing home facility located in Hartford, Alabama utilizing bond financing coordinated by Colonial Bank, and (ii) the Pine Dale nursing home facility located in Arkansas, which was financed by First American Bank, to the extent required by the Loan Agreement, consents to such acquisitions.

        5. First American Financing. Borrower represents to Bank that Borrower has received a commitment from First American for the First American Financing and anticipates closing the facility on or before September 1, 1996.

        6. Joinder of Guarantors. The Guarantors, by executing this Amendment, hereby confirm that the terms and conditions of the Guaranty Agreements executed by each of the Guarantors dated as of October 12, 1994, continue in full force and effect, and the Obligations (as defined in the Guaranty Agreements) shall include any amounts advanced as an Overadvance, pursuant to the terms of the Loan Agreement. This Amendment shall be deemed to be an amendment to the Guaranty Agreements, to the extent required, to confirm that the Guarantors' obligations under the Guaranty Agreements include, without limitation, any Overadvance funded pursuant to the terms of the Loan
Agreement.

        7. No Default. The Borrower and the Subsidiaries hereby confirm that no Event of Default currently exists, and, to the best of the Borrower's and the Subsidiaries' knowledge, no condition presently exists or is anticipated which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.






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
        8. Ratification. The Borrower and the Subsidiaries hereby restate and ratify the terms and conditions of the Loan Agreement as of the date hereof, and each acknowledge that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the day and date first above written.

NATIONSBANK OF TENNESSEE                ADVOCATE INC., a Delaware
N.A.                                    corporation



BY: /s/ Roy Haisley                     BY: /s/ Mary Margaret Hamlett
    ----------------------------            -----------------------------
    Roy Haisley                         TITLE: Executive Vice President
    Vice President                            ---------------------------

       "BANK"                                           "BORROWER"


                                        DIVERSICARE LEASING CORP.,
                                        a Tennessee corporation




                                        By: /s/ Mary Margaret Hamlett
                                            -----------------------------
                                        Title:  Executive Vice President
                                                -------------------------


                                        DIVERSICARE MANAGEMENT
                                        SERVICES CO., a Tennessee corporation




                                        BY: /s/ Mary Margaret Hamlett
                                            -----------------------------
                                        TITLE:  Executive Vice President
                                                -------------------------










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
                                        ADVOCAT ANCILLARY SERVICES,
                                        INC., a Tennessee corporation




                                        BY:  /s/ Mary Margaret Hamlett
                                             -----------------------------
                                        TITLE: Executive Vice President
                                               ---------------------------


                                        DIVERSICARE CANADA
                                         MANAGEMENT SERVICES CO., a
                                         Canada corporation




                                        BY: /s/ Mary Margaret Hamlett
                                            -----------------------------
                                        TITLE: Executive Vice President
                                               --------------------------


                                        DIVERSICARE GENERAL
                                         PARTNER, INC., a Texas corporation




                                        BY: /s/ Mary Margaret Hamlett
                                            -----------------------------
                                        TITLE:  Executive Vice President
                                                -------------------------


                                        FIRST AMERICAN HEALTH CARE.
                                        INC., an Alabama corporation




                                        BY: /s/ Mary Margaret Hamlett
                                            ----------------------------
                                        TITLE:  Executive Vice President
                                                ------------------------













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
                                        DAUPHIN HEALTH CARE FACILITY,
                                        INC., an Alabama corporation




                                        BY: /s/ Mary Margaret Hamlett
                                            ----------------------------
                                        TITLE:  Executive Vice President
                                                ------------------------



















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